April 30, 2016

HIMCO VIT Large Cap Value Fund

Summary Prospectus

Class IB: HVLVX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.hvitfunds.com/fund-literature. You can also get this information at no cost by calling 1-800-862-6668 or by sending an e-mail to hvitfunds@himco.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2016 are incorporated by reference into this Summary Prospectus. The Fund's Statement of Additional Information and annual report may be obtained, free of charge, in the same manner as the Fund's Prospectus.

HIMCO VIT LARGE CAP VALUE FUND SUMMARY

INVESTMENT GOAL. The Fund seeks long-term capital appreciation.

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) for more information on those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Share Class
IB
Maximum sales charge (load) as a percentage of offering price	Not applicable
Maximum deferred sales charge (load)	Not applicable
Exchange fees	None
Annual Fund Operating Expenses (expenses that are deducted from the fund's assets)
IB
Management fees	0.38%
Distribution and service (12b-1) fees	0.20%
Other expenses (1)	0.05%
Total annual fund operating expenses	0.63%
Fee waiver and/or expense reimbursement (2)	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement (2)	0.62%

(1)  Fees and expenses are estimated for the current fiscal year.

(2)  Hartford Investment Management Company has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.62% of the Fund's average daily net assets. This contractual arrangement will remain in effect through at least April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•  Your investment has a 5% return each year.

•  The Fund's operating expenses remain the same (except that the examples reflect the expense limitation arrangements only for the first two years).

•  You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3
IB	$63	$200

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund's performance. Because the Fund has not yet commenced operations as of the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year is not available.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies. Securities selected will consist primarily of equity securities of companies with similar characteristics to the companies included in the

Russell 1000 Value Index, selected using a proprietary quantitative model. The Value investment style generally involves investing in stocks of companies that are trading at a historical valuation or at a discount to the peer group companies, based on such financial metrics as dividend yield, price-to-earnings, price-to-revenue and price-to-book ratios.

The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

The Fund may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Fund effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 1000 Index.

MAIN RISKS. The primary risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its goal. For more information regarding risks and investment matters please see "Additional Information Regarding Risks and Investment Strategies" in this prospectus.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Derivatives Risk – Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. Successful use of derivative instruments by the Fund depends on the investment manager's judgment with respect to a number of factors and the Fund's performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the investment manager seeks exposure, or the overall securities markets.

Management Risk – The risk that the investment manager's strategies may not perform as expected. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends. In addition, the investment manager's qualitative decisions to adjust the Fund's portfolio holdings or the output of the quantitative model may not produce the desired results.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock.

Liquidity Risk – The risk that a particular investment may be difficult to sell and that the Fund may be unable to sell the investment at an advantageous time or price. Securities that are liquid at the time of purchase may later become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's net asset value.

Futures and Options Risks – Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

Equity Securities Risk – Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity markets can be volatile. Stock prices rise and fall based on changes in an individual company's financial condition and overall market conditions. Stock prices can decline significantly in response to adverse market conditions, company-specific events and other domestic and international political and economic developments.

Value Orientation Risk – Using a value orientation to select investments involves special risks, particularly if it is used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

The Fund is subject to certain other risks, which are described elsewhere in the Fund's statutory prospectus.

PAST PERFORMANCE. Because the Fund has been in operation for less than one full calendar year, no performance history has been provided. Please see the "Related Composite Performance" section in the Fund's prospectus for performance information for other accounts managed by the investment manager with investment objectives, policies and strategies substantially similar to those of the Fund.

MANAGEMENT. The Fund's investment manager is Hartford Investment Management. The Fund's sub-adviser is BlackRock Investment Management, LLC ("BlackRock").

Portfolio Managers	Title	Involved with Fund Since
Raffaele Savi	Managing Director and Co-head of Scientific Active Equity	2016
Travis Cooke, CFA	Managing Director	2016

PURCHASE AND SALE OF FUND SHARES. The Fund may sell its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively "Hartford Life") and unaffiliated insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies"). You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

TAX INFORMATION. Under current law, owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and/or the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

SEC File Number:

HIMCO Variable Insurance Trust 811-22954

HVIT SUMPRO LCVF 4-2016          April 30, 2016